BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder International Equity Fund

Supplement dated August 10, 2021

to the Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.

Effective August 10, 2021 (the “Effective Date”), Daniel A. Tranchita no longer serves as a portfolio manager of the portion of the assets of the Bridge Builder Core Bond Fund managed by Robert W. Baird & Co., Inc. (“Baird’s Allocated Portion of the Fund”). Mary Ellen Stanek, Charles B. Groeschell, Warren D. Pierson, Jay E. Schwister, M. Sharon deGuzman, Meghan H. Dean and Jeffrey L. Schrom will each continue to serve as portfolio managers of Baird’s Allocated Portion of the Fund.

Accordingly, as of the Effective Date, the Prospectus is hereby supplemented and revised as follows:

All references and information related to Daniel A. Tranchita in the following sections of the Prospectus are hereby deleted: the table entitled “Baird” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Bond Fund;” and the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Core Bond Fund – Baird” under the section entitled “Management of the Funds.”

B.

As of the Effective Date, Alex Duffy is hereby added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Bridge Builder International Equity Fund’s assets allocated to Marathon Asset Management LLP (“Marathon-London”), and David Cull no longer serves as a member of the portfolio management team.

Accordingly, as of the Effective Date, the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “Marathon-London” under the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is replaced with the following:

Portfolio Manager	Position with Marathon-London	Length of Service to the Fund
Neil M. Ostrer	Portfolio Manager, Europe	Since June 2021
Charles Carter	Portfolio Manager, Europe	Since June 2021
Nick Longhurst	Portfolio Manager, Europe	Since June 2021
William J. Arah	Portfolio Manager, Japan	Since June 2021
Simon Somerville	Portfolio Manager, Japan	Since June 2021
Michael Nickson, CFA	Portfolio Manager, Japan	Since June 2021
Justin Hill	Portfolio Manager, Asia ex-Japan	Since June 2021
Alex Duffy	Portfolio Manager, Emerging Markets	Since August 2021

2.

The sub-section entitled “Portfolio Managers” under the section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – International Equity Fund – Marathon-London” is deleted and replaced with the following:

Portfolio Managers:

Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Simon Somerville, Michael Nickson, CFA, and Justin Hill have served as portfolio managers of the International Equity Fund since June 2021. Alex Duffy has served as a portfolio manager of the International Equity Fund since August 2021.

European Equity

Mr. Ostrer is a co-founder of Marathon-London and has been a Portfolio Manager of Marathon-London’s European equities portfolios since the inception of the firm in 1986. Mr. Ostrer is also a member of the firm’s ultimate governing body, the Executive Committee. He has worked in the investment management industry since 1981 and holds an M.A. from Cambridge University.

Mr. Carter manages European equities across Marathon-London’s Global, International and European equity portfolios. He joined Marathon-London as a European equity analyst in 1998 and assumed portfolio management responsibilities of European equities in 2007. In 2019, Mr. Carter became a member of the firm’s decision-making body, the Executive Committee. Prior to joining Marathon-London, Mr. Carter was part of Olivetti’s internal merger and acquisition team in Italy involved in the disposal programme to restructure Olivetti’s business. Prior to that, Mr. Carter worked for Lazard Brothers initially in investment banking and latterly in the corporate strategy group. Mr. Carter holds an M.A. from Oxford University and an MBA from INSEAD.

Mr. Longhurst manages European equities across Marathon-London’s Global, International and European equity portfolios. He joined Marathon-London in 2003 as a European equity analyst and assumed portfolio management responsibilities of European equities in 2010. Mr. Longhurst has worked in the investment management industry since 1994. Previous roles included that of investment analyst at American Express Asset Management and Schroders. Mr. Longhurst holds an M.A. from Cambridge University.

Japanese Equity

Mr. Arah is a co-founder of Marathon-London and has been a Portfolio Manager of Marathon-London’s Japanese equities portfolios since 1987. Mr. Arah is also a member of the firm’s decision-making body, the Executive Committee. He has worked in the investment management industry since 1982 and holds an M.A. from Oxford University.

Mr. Somerville manages Japanese equities across Marathon-London’s Global, International and Japanese equity portfolios. He joined Marathon-London in 2016 from Jupiter Asset Management where he was director and head of Pan Asian Equities, then co-head of Asian equities and, from 2014, strategy head of Japan equities and manager of the Jupiter Japan Income Fund. He began his investment career at Cazenove Fund Management, where he had been a director, partner and head of global equities. Mr. Somerville holds a B.A. from Durham University.

Mr. Nickson joined Marathon-London in 2012 as a global equity portfolio manager. He co-manages a global generalist sleeve within Marathon-London’s broader Global equity strategy as well as Marathon-London’s standalone Global Select strategy. Mr. Nickson also manages a Japan sleeve in the International (EAFE & ACWI ex US) portfolios. Mr. Nickson started his career as an equity research analyst at Goldman Sachs in 2003 before transferring to Goldman Sachs Asset Management in 2004. He joined Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) as a European equity analyst in 2007 and subsequently became a European equity portfolio manager. Mr. Nickson left MFS in 2009, initially to launch global equity portfolios at Odey Asset Management and subsequently (from 2010) at Majedie Asset Management. He holds an M.A. from Cambridge University and is a CFA Charterholder.

Asia ex-Japan Equity

Mr. Hill joined Marathon-London in 2021 as a portfolio manager for Asia Pacific ex-Japan equities. Prior to joining Marathon-London, Mr. Hill worked as an Asian equity portfolio manager, predominantly at Pictet Asset Management (from 2001 to 2018), and latterly at BP Investment Management. He previously managed UK Small Cap equities at Friends Ivory & Sime (from 1996). Mr. Hill started his career in 1992 at Arthur Andersen. He holds an M.A. from Oxford University, is ASIP Qualified (CFA UK member) and is an ACA-qualified chartered accountant.

Emerging Markets Equity

Mr. Duffy joined Marathon-London in 2021 as a portfolio manager for Emerging Markets equities. Prior to joining Marathon-London, Mr. Duffy worked at Fidelity International for 17 years, initially (2004-2008) as an analyst, then as a Latin American equity portfolio manager (2008-2013) and finally as a portfolio manager for Global Emerging Markets funds (2013-2021). He holds an M.A. from the University of Nottingham.

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